UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2010

Date of reporting period: December 31, 2009

Item 1. Report to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Semi-Annual Report
For the Six Months Ended
December 31, 2009

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Semi -Annual Letter to Shareholders
December 31, 2009

“Value, Growing Value and Management”
The Fund strives to maintain a portfolio of companies:
✓  that represent compelling investment value
✓  that should grow shareholder value in the future
✓  that are led by honest and capable managers

Dear Fellow Shareholder:

Thank you for your investment in the McCarthy Multi-Cap Stock Fund.  The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended December 31, 2009, and the performance for the Standard & Poor’s 500® Index (the “Index” or the “S&P 500®”), with dividends reinvested, are shown in the table below:

As of 12/31/2009					Since
	Six	One	Three	Five	8/6/2001
Portfolio or Index	Months	Year	Years	Years	Inception
Cumulative:
McCarthy Multi-Cap Stock Fund	+23.65%	+36.76%	-5.50%	+9.39%	+25.06%
S&P 500® Index	+22.59%	+26.46%	-15.95%	+2.11%	+9.18%

Annualized:
McCarthy Multi-Cap Stock Fund		+36.76%	-1.87%	+1.81%	+2.70%
S&P 500® Index		+26.46%	-5.63%	+0.42%	+1.05%

Gross Expense Ratio 1.23%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com or calling 1-866-811-0228.

Performance Overview:
The Fund gained 23.65% for the six months ended December 31, 2009 which compared favorably with the 22.59% return of the S&P 500® Index.  For calendar-year 2009, the Fund gained 36.76% which materially out-performed the 26.46% gain in the S&P 500® Index. In addition to out-performance in 2009, we are pleased that the Fund has out-performed the S&P 500® Index over three and five years as well as since the Fund’s inception on August 6, 2001.

Performance Attribution Analysis
The Fund allocates capital based on a bottom-up analysis of individual companies rather than macro-economic factors. We believe, however, that it is informative to our shareholders to regularly review performance attribution. Performance attribution is separated by the Fund into two: (1) economic sector allocation and (2) stock selection.

For the six months ended December 31, 2009, all of the Fund’s out-performance of the S&P 500® Index was attributable to stock selection.  In fact, economic sector allocation detracted modestly from performance as the Fund maintained a below-benchmark allocation to Technology stocks and carried cash equivalents at levels the Fund believed were prudent.  Positive performance attribution from stock selection indicates that the Fund’s stock investments out-performed the stocks within their S&P 500® Index economic sector.  Because stock selection is the focus of the Fund’s investment process, we were pleased with the positive stock selection attribution.

Ten Largest Fund Holdings	%
Microsoft Corp.	4.5%
Johnson & Johnson	3.7%
ConocoPhillips	3.3%
Abbott Laboratories	2.9%
Apollo Group, Inc.	2.8%
Market Vectors Gold Miners ETF	2.8%
Proctor & Gamble Co.	2.8%
Kinder Morgan Management, LLC	2.7%
WellCare Health Plans, Inc.	2.7%
Wellpoint, Inc.	2.7%
Total of Ten Largest Holdings	30.9%

The following are among the stocks that detracted or helped performance for the six months ended December 31, 2009:

Stocks Helping Performance	Stocks Detracting From Performance
Cardinal Health, Inc.	Frontier Oil Corp.
Freeport-McMoran Copper & Gold	Validus Holdings Ltd.
Microsoft Corp.	Merck & Co., Inc.
Noble Corp.	Bunge Ltd.
Wellcare Health Plans, Inc.	United Fire & Casualty Co.

Outlook, Fund Strategy and Related Discussion:
Despite welcome stock market gains in 2009, the Fund continues to find companies with good appreciation potential.  If the global economy is improving, we would expect to see opportunity in smaller capitalization U.S. stocks.  Our investment process and valuation discipline, however, are leading the Fund to focus on high-quality, larger capitalization stocks. Characteristic of such high-quality companies is their ability to self-fund their capital needs through high returns on invested capital and free cash flow.  Such companies stand in contrast to companies that need to raise capital through the global capital markets. Further, our current preference is for companies that generate a good share of their sales and profits internationally, especially those with growing sales in foreign emerging markets.

Top Five Industry Exposures	%
Pharmaceutical Preparation & Mfg	16.6%
Reinsurance Carriers	12.5%
Other Insurance Funds	6.2%
Software Publishers	5.8%
Drilling Oil & Gas Wells	4.7%
Total in Top Five Industries	45.8%

In the Fund’s most recent Prospectus, the Fund disclosed that it may now invest up to 50% of its assets, versus a prior limitation of 20%, in companies domiciled outside the United States. This change recognizes that fact that the economy, and thus the stock market, is global in today’s world.

A couple of industry-related examples illustrate a reason, among several, for the Fund to seek the flexibility to allocate additional capital to companies domiciled outside the United States. The Fund owns shares of Noble Corp. (Noble), an offshore, deepwater drilling contractor for the oil and gas industry. Noble’s drilling rigs are operated worldwide with U.S. headquarters in Sugar Land, Texas.  Recently, however, Noble moved its country of domicile to Switzerland.  Noble joins several major firms in its industry with a non-U.S. domicile.  Similar to the offshore oil and gas drilling industry, several of the Fund’s holdings in the insurance/reinsurance industry are domiciled outside the United States.  Examples include Aspen Insurance Holdings Ltd., Everest Re Group Ltd., Allied World Assurance Co. Holdings Ltd. and RenaissanceRe Holdings Ltd.  Like Noble, these insurers typically maintain offices in the United States while legally domiciled in Bermuda or the Cayman Islands.  There is no requirement that the Fund allocate more capital, or any capital, to companies domiciled outside the United States.  The flexibility to selectively do so, however, is logical in our judgment.

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, LLC

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  Indexes are not available for direct investment and do not incur expenses. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (02/10)

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHEDULE OF INVESTMENTS
at December 31, 2009 (Unaudited)

Shares	COMMON STOCKS - 81.86%	Value
	Activities Related to Credit Intermediation - 1.31%
37,454	Western Union Co.	$706,008
	Deep Sea, Coastal, and Great
	Lakes Water Transportation - 0.83%
20,000	Genco Shipping & Trading Ltd.*#	447,600
	Drugs and Druggists’ Sundries
	Merchant Wholesalers - 1.79%
30,000	Cardinal Health, Inc.	967,200
	Elementary and Secondary Schools - 2.80%
25,000	Apollo Group, Inc. - Class A*	1,514,500
	Grain and Oilseed Milling - 2.02%
17,100	Bunge Limited#	1,091,493
	Health and Personal Care Stores - 1.19%
20,000	CVS Caremark Corp.+	644,200
	Insurance and Employee Benefit Funds - 6.21%
30,000	Centene Corp.*	635,100
24,000	Transatlantic Holdings, Inc.	1,250,640
40,000	WellCare Health Plans, Inc.*	1,470,400
		3,356,140
	Insurance Carriers - 19.82%
17,000	Allied World Assurance Company Holdings, Ltd.#	783,190
24,806	Argo Group International Holdings Ltd.*#	722,847
37,000	Aspen Insurance Holdings Ltd.#	941,650
250	Berkshire Hathaway Inc. - Class B*	821,500
30,000	Endurance Specialty Holdings Limited#	1,116,900
11,400	Everest Re Group, Ltd.#	976,752
70,500	Flagstone Reinsurance Holdings Ltd.#	771,270
46,270	Montpelier Re Holdings Ltd.#	801,396
17,600	RenaissanceRe Holdings, Ltd.#	935,440
15,400	United Fire & Casualty Co.	280,742
18,580	UnitedHealth Group, Inc.	566,318
20,000	Validus Holdings, Ltd.#	538,800
25,000	Wellpoint, Inc.*	1,457,250
		10,714,055
	Metal Ore Mining - 2.32%
15,600	Freeport-McMoRan Copper & Gold, Inc.+	1,252,524

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2009 (Unaudited)

Shares	COMMON STOCKS - 81.86% (Continued)	Value
	Other Mining - 2.66%
21,400	Compass Minerals International, Inc.	$1,437,866
	Petroleum and Coal Products Manufacturing - 3.31%
35,000	ConocoPhillips	1,787,450
	Pharmaceutical and Medicine Manufacturing - 16.73%
28,600	Abbott Laboratories	1,544,114
41,000	Bristol-Myers Squibb Co.	1,035,250
50,000	Endo Pharmaceuticals Holdings, Inc.*	1,025,500
30,946	Johnson & Johnson	1,993,232
38,905	Merck & Co., Inc.	1,421,589
49,300	Mylan, Inc.*	908,599
61,145	Pfizer, Inc.	1,112,227
		9,040,511
	Pipeline Transportation of Crude Oil - 2.70%
26,759	Kinder Morgan Management, LLC*	1,462,112
	Soap, Cleaning Compound, and Toilet
	Preparation Manufacturing - 2.80%
25,000	Procter & Gamble Co.	1,515,750
	Software Publishers - 5.84%
79,300	Microsoft Corp.	2,417,857
30,000	Oracle Corp.	736,200
		3,154,057
	Support Activities for Mining - 4.76%
12,000	ENSCO International, Inc. - ADR	479,280
25,000	Noble Corp.#	1,017,500
13,000	Transocean Ltd.*#	1,076,400
		2,573,180
	Wired Telecommunications Carriers - 2.14%
35,000	Verizon Communications, Inc.	1,159,550
	Wireless Telecommunications Carriers - 2.63%
45,581	Telus Corp.#	1,419,848
	TOTAL COMMON STOCKS
	(Cost $36,694,198)	44,244,044

	EXCHANGE-TRADED FUNDS - 2.82%
33,000	Market Vectors Gold Miners ETF (Cost $1,250,846)	1,524,930

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2009 (Unaudited)

Shares	SHORT-TERM INVESTMENTS - 15.82%	Value
8,549,979	Federated Prime Obligations Fund,
	Institutional Class, 0.11%† (Cost $8,549,979)	$8,549,979
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $46,495,023) - 100.50%	54,318,953
	Liabilities in Excess of Other Assets - (0.50)%	(272,709)
	NET ASSETS - 100.00%	$54,046,244

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Security is subject to a written call option.
†	Rate shown is the 7-day yield as of December 31, 2009.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF CALL OPTIONS WRITTEN
at December 31, 2009 (Unaudited)

Contracts		Value
200	CVS Caremark Corp.
	Expiring February, 2010, Exercise Price: $36.00	$4,000
150	Freeport-McMoRan Copper & Gold, Inc.
	Expiring February, 2010, Exercise Price: $60.00	317,850
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $247,194)	$321,850

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2009 (Unaudited)

ASSETS
Investments, at value (cost $46,495,023)	$54,318,953
Receivables:
Fund shares issued	50,125
Dividends and interest	56,202
Prepaid expenses	9,617
Total Assets	54,434,897
LIABILITIES
Payables:
Due to custodian	1,788
Call options written, at value (premiums received $247,194)	321,850
Advisory fees	32,523
Audit fees	9,174
Fund accounting fees	7,658
Printing and mailing fees	2,383
Transfer agent fees and expenses	1,745
Administration fees	5,444
Custodian fees	4,272
Legal fees	90
Chief Compliance Officer fee	1,537
Accrued expenses	189
Total Liabilities	388,653
NET ASSETS	$54,046,244
Net asset value, offering and redemption price per share
[$54,046,244 / 5,394,959 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$10.02
COMPONENTS OF NET ASSETS
Paid-in capital	$48,506,669
Undistributed net investment income	223,825
Accumulated net realized loss on investments	(2,433,789)
Net unrealized appreciation/(depreciation) on:
Investments	7,824,195
Option contracts written	(74,656)
Net Assets	$54,046,244

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $2,718)	$498,185
Interest	5,841
Total income	504,026
EXPENSES
Advisory fees (Note 4)	162,368
Administration fees (Note 4)	29,449
Fund accounting fees (Note 4)	15,242
Transfer agent fees and expenses (Note 4)	12,322
Audit fees	9,174
Registration fees	7,329
Custody fees (Note 4)	6,832
Legal fees	5,303
Chief Compliance Officer fee (Note 4)	4,537
Trustee fees	3,330
Shareholder reporting	3,263
Miscellaneous fees	2,640
Insurance	2,780
Total expenses	264,569
Add: advisory fee recoupment (Note 4)	15,722
Net expenses	280,291
NET INVESTMENT INCOME	223,735
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain on investments	71,663
Net change in unrealized appreciation/(depreciation) on:
Investments	9,769,820
Option contracts written	(74,656)
Net change in unrealized appreciation	9,695,164
Net realized and unrealized gain on
investments and option contracts written	9,766,827
Net Increase in Net Assets Resulting from Operations	$9,990,562

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$223,735	$239,141
Net realized gain/(loss) on investments
and option contracts written	71,663	(2,023,202)
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	9,695,164	(4,772,117)
Net increase/(decrease) in net assets
resulting from operations	9,990,562	(6,556,178)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(239,009)	(76,661)
From net realized gain on
investments and option contracts written	—	(353,527)
Total decrease in net assets
resulting from distributions	(239,009)	(430,188)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,705,682	11,627,542
Total increase in net assets	12,457,235	4,641,176
NET ASSETS
Beginning of period	41,589,009	36,947,833
End of period	$54,046,244	$41,589,009
Includes undistributed net investment income of:	$223,825	$239,099

(a)	A summary of shares transactions is as follows:

	Six Months Ended
	December 31, 2009		Year Ended
	(Unaudited)		June 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	310,266	$2,913,150	2,140,350	$16,193,579
Shares issued in
reinvestment of distributions	22,930	227,231	59,255	423,675
Shares redeemed	(47,766)	(434,699)	(678,883)	(4,989,712)
Net increase	285,430	$2,705,682	1,520,722	$11,627,542

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

	Six Months
	Ended		Year	Year	Year	Year		Year
	December 31,		Ended	Ended	Ended	Ended		Ended
	2009		June 30,	June 30,	June 30,	June 30,		June 30,
	(Unaudited)		2009	2008	2007	2006		2005
Net asset value,
beginning of period	$8.14		$10.30	$12.51	$11.54	$11.46		$10.54
Income from
investment operations:
Net investment income / (loss)	0.04		0.04	0.02	0.06	(0.01)		(0.03)
Net realized and unrealized
gain / (loss) on investments
and option contracts written	1.89		(2.11)	(1.07)	1.47	0.73		0.95
Total from investment operations	1.93		(2.07)	(1.05)	1.53	0.72		0.92
Less distributions to shareholders:
From net investment income	(0.05)		(0.02)	(0.05)	(0.02)	—		—
From net realized gain on
investments and option
contracts written	—		(0.07)	(1.11)	(0.54)	(0.64)		—
Total distributions	(0.05)		(0.09)	(1.16)	(0.56)	(0.64)		—
Net asset value, end of period	$10.02		$8.14	$10.30	$12.51	$11.54		$11.46
Total return	23.65	%1	-19.95%	-8.87%	13.51%	6.18%		8.73%
Supplemental data and ratios:
Net assets,
end of period (in millions)	$54.0		$41.6	$36.9	$44.7	$39.6		$35.0
Ratio of net expenses
to average net assets:
Before expense
waiver / recoupment	1.08	%2	1.19%	1.15%	1.11%	1.43%		1.47%
After expense
waiver / recoupment	1.14	%2	1.15%	1.15%	1.15%	1.22	%3	1.25%
Ratio of net investment
income / (loss) to average net assets:
Before expense
waiver / recoupment	0.97	%2	0.61%	0.19%	0.57%	(0.26%)		(0.53%)
After expense
waiver / recoupment	0.91	%2	0.65%	0.19%	0.53%	(0.05	%)3	(0.31%)
Portfolio turnover rate	29	%1	100%	104%	62%	75%		61%

1	Not annualized.
2	Annualized.
3	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes.  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

D.
Share Valuation.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Options Transactions.  The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

The risks inherent in the use of options include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and movement in the price of the underlying securities or index; 3) the possible

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

absence of a liquid secondary market for any particular instrument at any time; and 4) the possible nonperformance by the counterparty under the terms of the contract.

The number of option contracts written and the premiums received by the Fund during the six months ended December 31, 2009, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	350	247,194
Options outstanding, end of period	350	$247,194

G.
REITs.  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

I.
Events Subsequent to the Fiscal Period End.  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred   subsequent to December 31, 2009, through February 26, 2010, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest available bid price and lowest ask price across any of the exchanges on which an option is quoted.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Educational Services	$1,514,500	$—	$—	$1,514,500
Finance and Insurance	14,776,203	—	—	14,776,203
Information	5,733,455	—	—	5,733,455
Manufacturing	14,873,070	—	—	14,873,070
Mining	3,825,704	—	—	3,825,704
Retail Trade	644,200	—	—	644,200
Transportation and Warehousing	1,909,712	—	—	1,909,712
Wholesale Trade	967,200	—	—	967,200
Total Equity	44,244,044	—	—	44,244,044
Exchange-Traded Funds	1,524,930	—	—	1,524,930
Short-Term Investments	8,549,979	—	—	8,549,979
Total Investments in Securities	$54,318,953	$—	$—	$54,318,953
Other Financial Instruments*	$(74,656)	$—	$—	$(74,656)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are valued at the unrealized depreciation on the instrument.

New Accounting Pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its statement disclosures.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the six months ended December 31, 2009, the Fund incurred $162,368 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the six months ended December 31, 2009, the Advisor recouped expenses of $15,722.  At December 31, 2009, the balance of previously waived advisory fees eligible for recoupment was $0.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the six months ended December 31, 2009, the Fund incurred the following expenses for administration, fund accounting, and custody:

Administration	$29,449
Fund accounting	15,242
Custody	6,832

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

For the six months ended December 31, 2009, the Fund was allocated $4,537 of the Chief Compliance Officer fee.

NOTE 5 – DERIVATIVE INSTRUMENTS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund’s derivatives are not accounted for as hedging instruments under FAS 133.  Even though the Fund may use derivatives as a hedging instrument, the Fund’s derivatives are not considered to be hedging instruments under FAS 133.

As of December 31, 2009, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure are as follows:

Derivative Type	Statement of Assets and Liabilities Location	Fair Value of Derivative
Equity contracts	Liabilities, Net Assets –
	unrealized depreciation	$74,656

The effect of derivative instruments on the statement of operations for the period ended  December 31, 2009 is as follows:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity contracts	Change in unrealized depreciation
	on option contracts written	$(74,656)

For the period ended December 31, 2009, the monthly average gross notional amount of the option contracts written by the Fund was $277,480.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $14,048,497 and $12,492,085, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended December 31, 2009, the Fund did not draw upon the line of credit.

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

NOTE 8 – INCOME TAXES

The tax character of distributions paid during the six months ended December 31, 2009 and the fiscal year ended June 30, 2009 were as follows:

	12/31/09	6/30/09
Ordinary income	$239,009	$76,703
Long-term capital gains	$—	$353,485

Ordinary income distributions may include dividends paid from short-term capital gains.

At June 30, 2009, the Fund designated $353,485 as long-term capital gain dividend, pursuant to Internal Revenue Service Code Section 852 (b)(3).

As of June 30, 2009, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$43,549,195
Gross tax unrealized appreciation	3,628,691
Gross tax unrealized depreciation	(5,574,316)
Net tax unrealized depreciation	(1,945,625)
Undistributed ordinary income	239,099
Undistributed long-term capital gain	—
Total distributable earnings	239,099
Other accumulated gains/losses	(2,505,452)
Total accumulated earnings/(losses)	$(4,211,978)

At June 30, 2009, the Fund deferred, on a tax basis, post-October losses of $2,476,068.

At June 30, 2009, the Fund had a capital loss carryforward of $29,384, which expires in 2017.

EXPENSE EXAMPLE
at December 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/09	12/31/09	7/1/09 – 12/31/09
Actual	$1,000.00	$1,236.50	$6.43
Hypothetical (5% return	$1,000.00	$1,019.46	$5.80
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

NOTICE TO SHAREHOLDERS
at December 31, 2009 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-811-0228 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the McCarthy Multi-Cap Stock Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above its peer group median and average for the one-year, three-year and five-year returns, and was in line with its peer group median and average for the year-to-date and since inception returns.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, all expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.15%.  Additionally, the Board noted that the Fund’s total expense ratio was slightly below the peer group median and average while the contractual advisory fee was slightly above its peer group median and average, though the contractual advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  The Board further considered that the Adviser had instituted a breakpoint in its advisory fee in order to share economies of scale with the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board noted that the Advisor had instituted a breakpoint in the advisory fee for the Fund.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Fund does not charge any Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the McCarthy Multi-Cap Stock Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the McCarthy Multi-Cap Stock Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This page intentionally left blank.)

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 580
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/3/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   3/3/10

* Print the name and title of each signing officer under his or her signature.